UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2007

SIRVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31902	52-2070058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Oakmont Lane
Westmont, Illinois 60559
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (630) 570-3000

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

Ninth Amendment to Credit Agreement

Effective June 25, 2007, SIRVA, Inc. (“SIRVA”), through its subsidiary, SIRVA Worldwide, Inc. (“SIRVA Worldwide”), entered into a ninth amendment, dated June 25, 2007 (the “Ninth Amendment”), to the credit agreement, dated as of December 1, 2003 (as amended, the “Credit Agreement”), among SIRVA Worldwide, the foreign subsidiary borrowers from time to time parties thereto, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents parties thereto.  The lenders include affiliates of LaSalle Bank National Association and General Electric Capital Corporation, which are also “purchasers” under SIRVA’s receivables securitization facility.  Defined terms not otherwise described in this section of Item 1.01 have the meanings ascribed to them in the Credit Agreement.

Among other matters, the Ninth Amendment relaxed the financial covenants through 2008 relating to debt leverage and interest coverage to allow SIRVA to remain in compliance with the terms and conditions of the Credit Agreement. Under the Ninth Amendment, SIRVA Worldwide is required to meet certain financial covenants beginning with the period ending March 31, 2007 and measured quarterly thereafter. The Ninth Amendment also increased the applicable margin as it applies to ABR and Euro currency loans by 2.0%, of which 1.0% will not be paid until maturity.

In connection with the execution and delivery of the Ninth Amendment, SIRVA Worldwide paid the consenting lenders an amendment fee in an amount equal to 0.75% of the sum of each such lender’s Revolving Credit Commitment and Term Loans outstanding as of June 25, 2007.

The description of the Ninth Amendment set forth above is qualified in its entirety by reference to the actual terms of the Ninth Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

First Amendment to Second Amended and Restated Receivables Sale Agreement

Effective June 26, 2007, SIRVA, through SIRVA Relocation Credit, LLC, its wholly-owned, special purpose subsidiary, and its subsidiaries, SIRVA Relocation LLC, Executive Relocation Corporation and SIRVA Global Relocation, Inc., entered into a first amendment (the “Receivables Amendment”) to the Second Amended and Restated Receivables Sale Agreement, dated as of December 22, 2006, with the several purchasers party thereto (the “Purchasers”), as purchasers, and LaSalle Bank National Association (“LaSalle”), as agent. The receivables are primarily home equity advances and other payments made on behalf of transferees and corporate clients, arising under certain relocation services agreements.  As previously disclosed, an affiliate of LaSalle sold all of the issued and outstanding stock of Executive Relocation Corporation to a subsidiary of SIRVA in December 2004.  Affiliates of LaSalle and certain of the Purchasers are lenders under the Credit Agreement, and may continue in the future to provide funding to SIRVA and its affiliates.

Among other matters, the Receivables Amendment increased the Applicable Class A and Class B Margins.  Under the Receivables Amendment, LaSalle and the Purchasers also consented to the execution of the Ninth Amendment.

The description of the Receivables Amendment set forth above is qualified in its entirety by reference to the actual terms of the Receivables Amendment, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Amendment to Convertible Notes

On June 27, 2007, SIRVA and ValueAct Capital Master Fund, L.P. (“ValueAct Capital”) and MLF Offshore Portfolio Company, L.P. (“MLF”), the holders of SIRVA’s outstanding $75.0 million aggregate principal amount of 10.00% convertible notes due 2011 (the “Notes”), agreed to amend the terms of the Notes (the “Amended Notes”).  Under the Amended Notes, interest accrues on the unpaid principal at a rate of 12% per annum, beginning on June 1, 2007.  Interest is payable in the form of SIRVA’s common stock quarterly in arrears on March 1, June 1, September 1 and December 1 of each year, beginning on September 1, 2007.  Interest is issued as common stock at a conversion value equal to the lesser of (a) $2.00 per share or (b) the fair market value per share, in each case rounding down to the next whole share amount.

The Amended Notes mature on June 1, 2011 and automatically convert into 75,000 shares of SIRVA’s 8.00% convertible perpetual preferred stock (the “Convertible Preferred Stock”) upon stockholder approval of the conversion of the Amended Notes and related issuance of Convertible Preferred Stock (the “Conversion Event”).  Prior to this amendment, the Notes had paid an additional 2.0% of interest because the Conversion Event did not occur before May 31, 2007.  Due to the increase in the interest rate to 12.0%, the Amended Notes no longer require the payment of additional interest if a Conversion Event does not occur by a specific date.  All other terms of the Notes remain unchanged.  For a description of the other terms of the Notes, see SIRVA’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 29, 2006.

The description of the Amended Notes set forth above is qualified in its entirety by reference to the actual terms of the Amended Notes, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Amendment to Convertible Preferred Stock

In connection with the issuance of the Amended Notes, SIRVA also amended and restated the Certificate of Designations (the “Amended Certificate of Designations”) for its Convertible Preferred Stock.  Under the Amended Certificate of Designations, if SIRVA is unable to pay dividends on the Convertible Preferred Stock on a dividend payment date, the liquidation preference of the shares will be increased by the accretion amount in respect of the unpaid dividends and that accreted amount will be convertible into shares of SIRVA’s common stock at a conversion value equal to the lesser of (a) $2.00 per share or (b) the fair market value per share, in each case rounding down to the next whole share amount.  All other terms of the Convertible Preferred Stock remain unchanged.  For a description of the other terms of the

Convertible Preferred Stock, see SIRVA’s Current Report on Form 8-K filed with the SEC on September 29, 2006.

The description of the Convertible Preferred Stock set forth above is qualified in its entirety by reference to the actual terms of the Amended Certificate of Designations, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amendment to Registration Rights Agreement

In addition, on June 27, 2007, SIRVA, ValueAct Capital and MLF entered into Amendment No. 1 to the Registration Rights Agreement (the “Registration Rights Amendment”), dated as of September 29, 2006, among SIRVA, ValueAct Capital and MLF.  The Registration Rights Amendment, among other matters, amends the definition of “Registrable Securities” to include any shares of SIRVA’s common stock that are issued as interest payments on the Amended Notes.  The Registration Rights Amendment also amends the definition of “Filing Deadline” to require SIRVA to file a registration statement on the earlier of (a) 60 days after the date the Amended Notes are converted into the Convertible Preferred Stock or (2) 60 days after SIRVA has filed all materials required to be filed pursuant to Sections 13, 14 or 15(d) of the Securities and Exchange Act of 1934 for a period of at least twelve calendar months.  Other changes included in the Registration Rights Amendment are to reflect the terms of the Amended Notes.

The description of the Registration Rights Amendment set forth above is qualified in its entirety by reference to the actual terms of the Registration Rights Amendment, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 3.03               Material Modification to Rights of Security Holders.

The information provided in response to Items 1.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in response to Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

On June 27, 2007, SIRVA filed the Amended Certificate of Designations for the Convertible Preferred Stock with the Secretary of State of the State of Delaware.  The Amended Certificate of Designations amends the Restated Certificate of Incorporation of SIRVA and sets forth the revised terms of the Convertible Preferred Stock.  The amendment became effective upon filing.

The Amended Certificate of Designations is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)        Exhibits

3.1	Amended and Restated Certificate of Designations of 8.00% Convertible Perpetual Preferred Stock of SIRVA, Inc.

4.1	Form of 12% Convertible Notes Due June 1, 2011.

10.1

Ninth Amendment, dated as of June 25, 2007, to the Credit Agreement, dated as of December 1, 2003, as amended, among SIRVA Worldwide, Inc., the foreign subsidiary borrowers from time to time parties thereto, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, and the other agents parties thereto.

10.2

First Amendment to Second Amended and Restated Receivables Sale Agreement, dated as of June 26, 2007, among SIRVA Relocation Credit, LLC, as seller, SIRVA Relocation LLC, Executive Relocation Corporation and SIRVA Global Relocation, Inc., as servicers and originators, the Purchasers party thereto and LaSalle Bank National Assocation, as agent.

10.3	Amendment No. 1 to Registration Rights Agreement, dated as of June 27, 2007, by and among SIRVA, Inc., ValueAct Capital Master Fund, L.P. and MLF Offshore Portfolio Company, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRVA, INC.

Date: June 27, 2007

	By:	/s/ Eryk J. Spytek
	Name:	Eryk J. Spytek
	Title:	Senior Vice President, General Counsel &
Secretary

Exhibit Index

Exhibit	Description

3.1	Amended and Restated Certificate of Designations of 8.00% Convertible Perpetual Preferred Stock of SIRVA, Inc.

4.1	Form of 12% Convertible Notes Due June 1, 2011.

10.1

Ninth Amendment, dated as of June 25, 2007, to the Credit Agreement, dated as of December 1, 2003, as amended, among SIRVA Worldwide, Inc., the foreign subsidiary borrowers from time to time parties thereto, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, and the other agents parties thereto.

10.2

First Amendment to Second Amended and Restated Receivables Sale Agreement, dated as of June 26, 2007, among SIRVA Relocation Credit, LLC, as seller, SIRVA Relocation LLC, Executive Relocation Corporation and SIRVA Global Relocation, Inc., as servicers and originators, the Purchasers party thereto and LaSalle Bank National Assocation, as agent.

10.3	Amendment No. 1 to Registration Rights Agreement, dated as of June 27, 2007, by and among SIRVA, Inc., ValueAct Capital Master Fund, L.P. and MLF Offshore Portfolio Company, L.P.